Exhibit 10.3

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO A REGISTERED OFFERING OR BY TRANSFER EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                          ARONEX PHARMACEUTICALS, INC.

                          Common Stock Purchase Warrant
No. ___                                                          50,000 Shares

         This certifies that, for value received, Genzyme Corporation or registered assigns (the "holder"), upon due exercise of this Warrant, is entitled to purchase from Aronex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), at any time on or after May 21, 1999 (the "Initial Exercise Date"), and before the close of business on May 21, 2004, or if not a trading date on the New York Stock Exchange, the next following trading date (the
"Expiration Date"), all or any part of 50,000 fully paid and nonassessable Shares (the "Warrant Shares") of the Common Stock, par value $0.001 per share, of the Company ("Common Stock"), at a purchase price of $4.00 per share (the "Purchase Price"), both the Purchase Price and the number of Warrant Shares issuable upon exercise of this Warrant being subject to possible adjustment as provided below.

         This Warrant is hereinafter called the "Warrant." The holder hereof and all subsequent holders of this Warrant shall be entitled to all rights and benefits provided to the holder or holders hereof pursuant to the terms of this Warrant.

         SECTION 1. EXERCISE OF WARRANT. (a) The holder of this Warrant may, at any time on or after the Initial Exercise Date and on or before the Expiration Date, exercise this Warrant in whole at any time or in part (but not less than 10,000 Warrant Shares) from time to time for the purchase of the Warrant Shares or other securities which such holder is then entitled to purchase hereunder ("Warrant Securities") at the Purchase Price (as hereinafter defined). In order to exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment of the aggregate purchase price of the Warrant Shares being purchased by certified or bank cashier's check, unless pursuant to a Cashless Exercise as described in subsection (b) below, and (iii) this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, execute or cause to be executed and deliver to such holder a certificate or certificates representing the aggregate number of Warrant Shares (or if applicable, other Warrant Securities) specified in said notice. The stock certificate or certificates so delivered shall be in the denomination of 100 shares each or such other denominations as may be specified in said notice and shall be registered in the name of such holder or such other name as shall be designated in said notice.

         No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the Current Market Price (as defined below) of the Common Stock on the day of exercise, as reasonably determined by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of share certificates under this Section, except that, if such share certificates are requested to be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such share certificates shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above.

         The Company represents, warrants and agrees that all Warrant Shares issuable upon any exercise of this Warrant in accordance herewith shall be validly authorized and issued, fully paid and nonassessable.

         This Warrant shall not entitle the holder hereof to any of the rights of a stockholder of the Company prior to exercise in the manner herein provided.

         (b) Notwithstanding anything in subsection (a) to the contrary, the holder of this Warrant may elect to exercise this Warrant in part (but not for less than 10,000 Warrant Shares) or in whole, at any time on or after the Initial Exercise Date and on or before the Expiration Date, by the surrender of this Warrant (with the cashless exercise form at the end hereof duly executed) (a "Cashless Exercise") at the address set forth in Section 6 hereof. Such presentation and surrender shall be deemed a waiver of the holder's obligation to pay the Purchase Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of Warrant Shares or Warrant Securities, as the case may be, subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price per share of the Common Stock and the per share Purchase Price, and the denominator of which shall be the then Current Market Price per share of the Common Stock. For purposes of any computation under this subsection, the then Current Market Price shall be based on the trading day prior to the Cashless Exercise. "Current Market Price" shall be deemed to be the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), or other similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the high per share bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Board of Directors.

         SECTION 2. TRANSFER, DIVISION AND COMBINATION. The Company shall keep at its principal executive office a register for the registration of, and registration of transfers of, the Warrants. The name and address of each holder of one or more Warrants, each transfer thereof and the name and address of each transferee of one or more Warrants shall be registered in such register. Prior to due presentment for registration of transfer, the person in whose name any Warrants shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Warrants.

         Subject to the provisions of Section 3, upon surrender of any Warrant at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Warrant or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Warrant or part thereof), the Company shall execute and deliver, at the Company's expense, one or more new Warrants (as requested by the holder thereof) in exchange therefor, exercisable for an aggregate number of Warrant Shares equal to the number of shares for which the surrendered Warrant is exercisable and issued to such person or persons as such holder may request, which Warrant or Warrants shall in all other respects be identical with this Warrant.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Warrant is, or is a nominee for, an original holder, such person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Warrant identical in all respects to such lost, stolen, destroyed or mutilated Warrant.

         SECTION 3. COMPLIANCE WITH SECURITIES ACT; RESTRICTIONS ON TRANSFER AND SALE. (a) Each certificate for Warrant Shares (or other Warrant Securities) initially issued upon the exercise of this Warrant and each certificate for Warrant Shares (or other Warrant Securities) issued to subsequent transferees of any such certificate shall (unless otherwise permitted by this Section 3) be stamped or otherwise imprinted with legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO A REGISTERED OFFERING OR BY TRANSFER

         EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND
         APPLICABLE STATE SECURITIES LAWS."

         (b) The holder understands that Warrant Shares (or other Warrant Securities) which may be acquired by it upon exercise of this Warrant shall be entitled to certain registration rights provided for in the Amendment No. 4 to the License and Development Agreement of even date herewith relating to the issuance of this Warrant between the Company and the holder.

         SECTION 4. ADJUSTMENT OF PURCHASE PRICE.

         (a) The Purchase Price and the number of Warrant Shares and the number or amount of any other securities and property as hereinafter provided for which this Warrant may be exercisable shall be subject to adjustment from time to time effective upon each occurrence of any of the following events.

         (b) If the Company shall declare or pay any dividend with respect to its Common Stock payable in shares of Common Stock, subdivide the outstanding Common Stock into a greater number of shares of Common Stock, or reduce the number of shares of Common Stock outstanding (by stock split, reverse stock split, reclassification or otherwise than by repurchase of its Common Stock) (any of such events being hereinafter called a "Stock Split"), the Purchase Price and number of Warrant Shares issuable upon exercise of this Warrant shall be appropriately adjusted so as to entitle the holder hereof to receive upon exercise of this Warrant, for the same aggregate consideration provided herein, the same number of shares of Common Stock (plus cash in lieu of fractional shares) as the holder would have received as a result of such Stock Split had such holder exercised this Warrant in full immediately prior to such Stock Split.

         (c) If the Company shall merge or consolidate with or into one or more corporations or partnerships and the Company is the sole surviving corporation, or the Company shall adopt a plan of recapitalization or reorganization in which the Common Stock is exchanged for or changed into another class of stock or other security or property of the Company, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled upon exercise of this Warrant to receive in lieu of the number of shares of Common Stock as to which this Warrant would otherwise be exercisable, the number of shares of Common Stock or other securities (plus cash in lieu of fractional shares) or property to which such holder would have been entitled pursuant to the terms of the agreement or plan of merger, consolidation, recapitalization or reorganization had such holder exercised this Warrant in full immediately prior to such merger, consolidation, recapitalization or reorganization.

         (d) If the Company is merged or consolidated with or into one or more corporations or partnerships under circumstances in which the Company is not the sole surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets, and in connection with any such merger, consolidation or sale the holders of Common Stock receive stock or other securities convertible into equity of the surviving or acquiring corporations or entities, or other securities or property after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled upon exercise of this Warrant to receive, in lieu of the shares of Common Stock as to which this Warrant would otherwise be exercisable, shares of such stock or other securities (plus cash in lieu of fractional shares) or property as the holder of this Warrant would have received pursuant to the terms of the merger, consolidation or sale had such holder exercised this Warrant in full immediately prior to such merger, consolidation or sale. In the event of any consolidation, merger or sale as described in this Section 4(d), provision shall be made in connection therewith for the surviving or acquiring corporations or partnerships to assume all obligations and duties of the Company hereunder or to issue substitute warrants in lieu of this Warrant with all such changes and adjustments in the number or kind of shares of stock or securities or property thereafter subject to this Warrant or in the Purchase Price as shall be required in connection with this Section 4(d).

         (e) If the Company, at any time after the date hereof and before the Expiration Date, shall issue or sell or fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share), that together with the value of any consideration paid for any such rights, options, warrants or convertible or exchangeable securities (as determined in good faith by the Board of Directors of the Company) is less than the fair market value of a share of Common Stock as of the date of such issuance or sale or on such record date; then, immediately after the date of such issuance or sale or on such record date, the holder shall have the right to receive, upon the same terms as the holders of Common Stock, the kind and amount of rights, options, warrants or convertible or exchangeable securities receivable in such offering by a holder of the number of shares of Common Stock that the holder would have been entitled to receive upon exercise of this Warrant pursuant to Section 1 hereof had such Warrant been exercised immediately before such issuance or the record date for such issuance.

         (f) If (other than in dissolution or liquidation) securities of the Company (other than shares of Common Stock or securities issued pursuant to a shareholder rights or similar plan) or assets are issued by way of a dividend on outstanding shares of Common Stock, then the Purchase Price shall be adjusted so that it shall equal the price determined by multiplying the Purchase Price by a fraction, the numerator of which shall be the last sale price of the Common Stock on such record date less the then fair market value as determined by the Board of Directors of the Company of the portion of the securities or assets distributed applicable to one share of Common Stock, and the denominator of which shall be such last sale price. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

         (g) If the Company (other than in connection with a sale described in Section 4(d)) proposes to liquidate and dissolve, the Company shall give notice thereof as provided in Section 5(b) hereof and shall permit the holder of this Warrant to exercise any unexercised portion hereof at any time within the 10 day period following delivery of such notice, if such holder should elect to do so, and participate as a stockholder of the Company in connection with such dissolution.

         (h) Whenever any adjustment is made as provided in any provision of this Section 4:

                           (i) the  Company  shall  compute the  adjustments  in
                  accordance with this Section 4 and shall prepare a certificate signed by an officer of the Company setting forth the adjusted number of shares or other securities or property and Purchase Price, as applicable, and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Company or its designee; and

                           (ii) a notice  setting  forth the adjusted  number of
                  shares or other securities or property and the Purchase Price, as applicable, shall forthwith be required, and as soon as practicable after it is prepared, such notice shall be delivered by the Company to the holder of record of each Warrant.

         (i) If at any time, as a result of any adjustment made pursuant to this
Section 4, the holder of this Warrant shall become entitled, upon exercise hereof, to receive any shares other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 4 with respect to the Common Stock.

         SECTION 5.  SPECIAL AGREEMENTS OF THE COMPANY.

         (a) The Company covenants and agrees that it will reserve and set apart and have at all times a number of shares of authorized but unissued Common Stock (and, if applicable, other Warrant Securities) then deliverable upon the exercise of the Warrants or any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant at the Purchase Price then in effect, the Company will take such corporate action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized shares but unissued shares of Common Stock (and, if applicable, other Warrant Securities) to such number of shares as shall be sufficient for such purposes.

         (b)      In case the Company proposes

                    (i) to pay any dividend upon the Common Stock or make any distribution or offer any subscription or other rights to the holders of Common Stock, or


                    (ii)      to   effect   any   capital    reorganization   or
                              reclassification of capital stock of the Company,

                    (iii) to effect the consolidation, merger, sale of all or substantially all of the assets, liquidation, dissolution or winding up of the Company,

                    (iv) to effect a rights offering to its stockholders, or

                    (v) to conduct a self-tender offer or other repurchase of outstanding shares of Company Common Stock, other than in connection with repurchases from employees upon termination of their employment, then the Company shall cause notice of any such intended action to be given to each holder of the Warrants not less than 15 nor more than 60 days prior to the date on which the transfer books of the Company shall close or a record be taken for such dividend or distribution, or the date when such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, or the date of such other event, as the case may be.

         Section 6. Notices. Any notice or other document required or permitted to be given or delivered to holders of Warrants and holders of Common Stock (or other Warrant Securities) shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

          (i) if to the Company, at Aronex Pharmaceuticals, Inc., 8707 Technology Forest Drive, The Woodlands, Texas 77381, Telecopy No.: (281) 367-1676, or such other address as it shall have specified to the holders of Warrants in writing; or

          (ii) if to a holder, at its address set forth below, or such other address as it shall have specified to the Company in writing.

Notices given under this Section 6 shall be deemed given only when actually received.

          SECTION 7. AMENDMENT. This Warrant may not be amended, modified or otherwise altered in any respect except by the written consent of the registered holder of this Warrant and the Company.

          SECTION 8. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the Company and the holder of this Warrant and their respective successors and permitted assigns.

          SECTION 9. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the conflicts of law principles thereof.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officers and accepted by the holder of this Warrant this 21st day of May, 1999.


Attest:                                             ARONEX PHARMACEUTICALS, INC.

By:   /s/ Terance A. Murnane                          By: /s/ Geoffrey F. Cox
    -------------------------------                      -----------------------
Name:     Terance A. Murnane                        Name: Geoffrey F. Cox
    -------------------------------                      -----------------------
Title:   Secretary                                  Title: Chairman of the Board
    -------------------------------                    & Chief Executive Officer
                                                       -------------------------

Holder:

 /s/ Richard Douglas
--------------------
Address for Notices:

--------------------

--------------------

--------------------

                                  SUBSCRIPTION

                  The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________________ shares of the Common Stock, par value $.001 per share, of Aronex Pharmaceuticals, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:__________________                    Signature:____________________

Signature Guarantee:                        Address:______________________

________________________                    Social Security No. _____________


                                CASHLESS EXERCISE

                  The undersigned ___________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exchange its Warrant for ___________________ shares of Common Stock, par value $.001 per share, of Aronex Pharmaceuticals, Inc. pursuant to the Cashless Exercise provisions of the Warrant.

Dated:__________________                      Signature:____________________

Signature Guarantee:                          Address:______________________


________________________                      Social Security No.:_____________


                                   ASSIGNMENT

                  FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ (SS#_________________) the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of Aronex Pharmaceuticals, Inc.


Dated:__________________                         Signature:____________________

Signature Guarantee:                             Address:______________________


________________________

                               PARTIAL ASSIGNMENT

                  FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ (SS#________________) the right to purchase
_______ shares of the Common Stock, par value $.001 per share, of Aronex Pharmaceuticals, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of Aronex Pharmaceuticals, Inc.

Dated:_______________                             Signature:____________________

Signature Guarantee:                              Address:______________________


_____________________